LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                            ADMINISTRATIVE AGREEMENT
                                   SCHEDULE A


The Funds of the Trust currently subject to this Agreement are as follows:

                                                       Effective Date
     Stein Roe Young Investor Fund                   September 1, 1995
     Stein Roe Balanced Fund                         September 1, 1995
     Stein Roe Growth Stock Fund                     September 1, 1995
     Stein Roe Capital Opportunities Fund            September 1, 1995
     Stein Roe International Fund                    July 1, 1996
     Liberty Midcap Growth Fund                      May 9, 1997
     Stein Roe Focus Fund                            April 30, 1998
     Stein Roe Asia Pacific Fund                     October 19, 1998
     Stein Roe Small Company Growth Fund             February 2, 1999
     Liberty Growth Investor Fund                    March 31, 1999
     Stein Roe European Thematic Equity Fund         January 2, 2001
     Stein Roe Global Thematic Equity Fund           January 2, 2001


Dated:  July 1, 2001


                                     LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                              By:/s/William J. Ballou
                                         William J. Ballou
/s/Kevin Jacobs                          Secretary
Kevin Jacobs
Assistant Secretary



                                     STEIN ROE & FARNHAM INCORPORATED



Attest:                               By:/s/William J. Ballou
                                         William J. Ballou
/s/Kevin Jacobs                          Assistant Secretary
Kevin Jacobs
Assistant Secretary



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                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                            ADMINISTRATIVE AGREEMENT
                                   SCHEDULE B


Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to average daily net assets of the Fund:

                  Fund                          Administrative Fee Schedule B1
                  ----                          ------------------------------
   Stein Roe Young Investor Fund              0.200% of the first $500 million
                                              0.150% of the next $500 million,
                                              0.125% thereafter

                  Fund                          Administrative Fee Schedule B2
                  ----                          ------------------------------
   Stein Roe Balanced Fund                    0.150% of the first $500 million
   Liberty Growth Investor Fund               0.125% of the next $500 million,
                                              0.100% thereafter

                  Fund                        Administrative Fee Schedule B3
                  ----                        ------------------------------
   Stein Roe Capital Opportunities Fund       0.150% of first $500 million,
   Liberty Midcap Growth Fund                 0.125% of next $500 million,
   Stein Roe Focus Fund                       0.100% of next $500 million,
                                              0.075% thereafter

                  Fund                         Administrative Fee Schedule B4
                  ----                         ------------------------------
   Stein Roe International Fund                0.150%
   Stein Roe Asia Pacific Fund
   Stein Roe Small Company Growth Fund
   Stein Roe Global Thematic Equity Fund
   Stein Roe European Thematic Equity Fund

                  Fund                          Administrative Fee Schedule B5
                  ----                          ------------------------------
   Stein Roe Growth Stock Fund                  0.150% of first $500 million,
                                                0.125% of next $500 million,
                                                0.100% up to $2 billion,
                                                0.075% thereafter

Dated:  July 1, 2001

                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


Attest:                                 By:/s/William J. Ballou
                                           William J. Ballou
/s/Kevin Jacobs                            Secretary
Kevin Jacobs
Assistant Secretary

                                        STEIN ROE & FARNHAM INCORPORATED


Attest:                                 By:/s/William J. Ballou
                                           William J. Ballou
/s/Kevin Jacobs                            Assistant Secretary
Kevin Jacobs
Assistant Secretary